UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2011

DAKOTA GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-143752	20-5859893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 N. Green Valley Parkway, Suite 200
Henderson, NV
(Address of Principal Executive Offices)

89074
(Zip Code)

(702) 990 3256
(Registrant’s Telephone Number, Including Area Code)
________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

Dakota Gold Corp. (the "Company") distributed an Information Statement on Schedule 14C (the "Information Statement") to its shareholders on or about April 22, 2011 with respect to the action taken by the Board of Directors of the Company and the majority shareholder authorizing a reverse stock split on the issued and outstanding shares of common stock of the Company. The authorized stock split was in a ratio of 1 new post reverse split Common Stock for each 100 outstanding pre reverse split common stock of the Company (the “Reverse Split”).

The Reverse Split became effective as of the date of this Current Report.

The Securities and Exchange Commission (the "Commission") had sent the Company comments to the Information Statement on April 7, 2011, but due to circumstances outside of its control the Company did not receive said letter until June 15, 2011. Accordingly, this Current Report is being filed in response to the comments of the Commission and should be read in conjunction with the Information Statement.

Anti-Takeover Effect, page 5

The Information Statement provides that "at this time, the Board plans to issue an unspecified number of shares of common stock from the effective increase in the number of our authorized but unissued shares generated by the reverse stock split." (on page 6). This is incorrect, and should have stated that "at this time, the Board has no plans to issue...".  Since the filing of the Information Statement in April, the Company has not issued any shares or convertible securities. The Company does not currently contemplate, and when the Information Statement was filed the Company did not contemplate, taking any action with respect to the authorization or issuance of any securities.

For purposes of clarification, the Company is providing the table below, indicating for the periods prior to the reverse stock split and after the reverse stock split, the number of shares of our common stock: (i) issued and outstanding; (ii) authorized and reserved for issuance; and (iii) authorized but unreserved.

Number of Shares of Common Stock	Pre-Reverse Stock Split	Post-Reverse Stock Split

Issued and Outstanding	34,599,900	345,999
Authorized and Reserved for Issuance	65,400,100	99,654,001
Authorized but unreserved for Issuance	65,400,100	99,654,001

Since the Company has no options, warrants or other convertible securities outstanding, no shares are reserved for issuance and therefore the number of shares authorized and reserved is identical to the number of shares authorized but unreserved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dakota Gold Corp.
(Registrant)

By: /s/ Daulat Nijjar
Name: Daulat Nijjar, Title: President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director

Date:  June 16, 2011